                                    EX-10
                 Exhibit 10.25.2 Lease; Consent; Cont Guaranty


                               EXHIBIT 10.25.2

                                    LEASE

      THIS LEASE (hereinafter the "Lease") is entered into this 3 day of September, 1997, at Redding, California, between BR ENTERPRISES, a General Partnership, hereinafter referred to as "Lessor", and LITHIA MOTORS, INC., a(n) Oregon corporation, hereinafter referred to as "Lessee";

                                   RECITALS

      WHEREAS, Lessor is the owner of certain real property described as Assessor's Parcel Number 418-050-50 and more commonly known as 155, 165, 175 and 195 East Auto Center Drive, Fresno, California, upon which has been constructed buildings and improvements, hereinafter designated the "Premises", as more fully described on Exhibit "A" which is attached hereto and incorporated herein by reference;

      WHEREAS, Lessee is desirous of obtaining a triple net lease of the Premises from Lessor pursuant to the terms of this Lease;

                                  AGREEMENT

      NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:

                             ARTICLE 1. PREMISES

                                   Premises

      Section 1.01 Lessor hereby leases to Lessee, and Lessee hereby hires from Lessor, for the term, at the rental and upon the conditions hereinafter set forth, the Premises as heretofore described.

                               Quiet Enjoyment

      Section 1.02. Lessor covenants and agrees that Lessee, upon payment of the rent and performance of the covenants herein contained, shall and may peaceably and quietly hold and enjoy the Premises for the term of this Lease without hindrance from Lessor, Lessor's agent or other person claiming under Lessor.

                                ARTICLE 2. USE

                                Permitted Use

      Section 2.01.     The  Premises  are  to  be  used  for  an   automobile
dealership and associated uses and for no other use without the prior written consent of Lessor, not to be unreasonably withheld.

                         Use To Comply With All Laws

      Section 2.02. Lessee shall not do or permit anything to be done on or about the Premises which shall in any way conflict with any law, ordinance, rule or regulation affecting the occupancy and use of the Premises, which is or may hereafter be enacted or promulgated by any public authority. Lessee shall comply with all laws concerning the Premises or Lessee's use of the Premises including, without limitation, the obligation at Lessee's cost to alter, maintain, or restore the Premises in compliance and conformity with all laws relating to the condition, use or occupancy of the Premises during the term.

      Within ten (10) days after receipt, Lessee shall advise Lessor in writing, and provide Lessor with copies of (as applicable), any notice, claim or action relating to or alleging violation of any State, Federal or other governmental or quasi-governmental law, rule or regulation (including, but not limited to, the Americans with Disabilities Act of 1990 ("ADA") relating to the Premises.

                 Prohibition Against Assignment or Subletting

      Section 2.03. Lessee shall not assign or encumber this Lease, or any interest therein, or sublet the Premises or any of its parts, or permit the Premises to be used by any person, persons, or entity other than Lessee, Lessee's employees, customers or clients without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Lessor's consent to any such assignment, subletting, encumbrance or use shall not operate as a waiver of the necessity for Lessee to obtain Lessor's consent to any subsequent assignment, subletting, encumbrance or use and the terms of such consent shall be binding upon any person or entity holding by, under or through Lessee.

      Any assignment, subletting, encumbrance or use without such consent shall be voidable and shall, at the option of Lessor, constitute a default of this Lease. This Lease shall not, nor shall any interest therein, be assignable as to the interest of Lessee by operation of law without the prior written consent of Lessor.

      Lessee immediately and irrevocably assigns to Lessor, as security for Lessee's obligations under this Lease, all rent from any subletting of all or a part of the Premises as permitted by this Lease and Lessor, as assignee and as attorney-in-fact for Lessee, or a receiver for Lessee appointed on Lessor's application may, upon the occurrence of an act of default by Lessee, collect such rent and apply it toward Lessee's obligations under this Lease; except that, until the occurrence of an act of default by Lessee, Lessee shall have the right to collect and retain such rent for Lessee's account.

                               Signs by Lessor

      Section 2.04. During the last one hundred eighty (180) days of the term of this Lease, Lessor shall have the right to place signs on or about the Premises for the purpose of notifying prospective lessees that such Premises may be rented or leased.

                               Signs by Lessee

      Section 2.05. Lessee may permit or suffer any signs, advertisements, or notices to be displayed, inscribed upon, or affixed to any part of the Premises or the exterior of the building of which they are part, provided that any such sign, advertisement, or notice shall comply with any/all applicable government and/or quasi-governmental rules or regulations affecting the Premises and/or such sign, advertisement or notice.

                                    Waste

      Section 2.06. Lessee shall not commit waste on the Premises, or any public or private nuisance, or any act or thing which will interfere with or disturb the quiet enjoyment of any other lessee or person, whether such person or lessee shall be located about or adjacent to the Premises or the surrounding real property.

                               ARTICLE 3. TERM

                                     Term

      Section 3.01 The term of this Lease shall be for a period of fifteen (15) years. The term shall commence on the date of the Closing with respect to that certain Agreement for the Sale of Certain Assets of Century Ford, Inc., a California corporation, entered into between Century Ford, Inc., and Lithia Motors, Inc., a(n) Oregon corporation, dated August 30,
1997, and shall expire fifteen (15) years subsequent thereto, unless otherwise terminated as provided within this Lease.

                            Surrender of Premises

      Section 3.02. Lessee agrees to surrender the Premises at the termination of the tenancy herein created in the same condition as they have been received, reasonable use and wear thereof excepted, along with any improvements, modifications, or structures constructed thereon.

                          ARTICLE 4. LEASE PAYMENTS

                                Lease Payments

      Section 4.01. Lessee shall pay monthly lease payments during the term of this Lease, in advance, on or before the first day of each month, to Lessor at 400 Redcliff Drive, Redding, California, 96002. In the event the Closing (referenced in Section 3.01) shall occur on a date other than the first day of a month, Lessee shall pay Lessor at the Closing a prorated amount reflecting that portion of the monthly lease payment from the date of the Closing until the final day of that month, along with the following month's monthly lease payment.

      Subject to further adjustment as provided within this Lease, the monthly lease payment during the term of this Lease shall be as follows:

             LEASE YEAR                        MONTHLY LEASE PAYMENT

                  1                                 $39,000.00
                  2                                  76,000.00
                  3                                  76,000.00
                  4                                  76,000.00
                  5                                  76,000.00
                  6                                  79,000.00
                  7                                  79,000.00
                  8                                  79,000.00
                  9                                  79,000.00
                 10                                  79,000.00
                11-15                              See (a) Below

      (a) The monthly lease payment shall be subject to an increase at the commencement of the eleventh year of the term, as follows:

            The Consumer Price Index-California, All Urban Consumers, All Items (1982-84), San Francisco/Oakland Average, published by the United States Department of Labor, Bureau of Labor Statistics, hereinafter designated "Index," which is in effect on the date of the commencement of the sixth year of the term, hereinafter designated "Beginning Index", shall be compared with the Index figure which is in effect on the date of the commencement of the eleventh year of the term, hereinafter designated "Adjustment Index". If the Adjustment Index has increased over the Beginning Index, the monthly lease payment shall be determined by multiplying the monthly lease payment provided in Section
      4.01 by a fraction, the numerator of which is the Adjustment Index and the denominator of which is the Beginning Index.

            Should the Index be changed such that the base year differs from that in effect at the commencement of the initial term, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

            In no event shall the monthly lease payment, as adjusted, be less than the monthly lease payment in effect during the immediately preceding year of the term.

            Not withstanding the foregoing, subject to further adjustment as provided in this lease, the monthly lease payment as adjusted pursuant to this Section 4.01 shall not exceed Eighty-Six Thousand Nine Hundred Dollars ($86,900).

      (b) In the event that Lessee become delinquent in the payment of the monthly lease payment due hereunder, such amount shall bear interest from the date of delinquency until paid at the rate of two percent (2%) above the Prime rate as quoted by Bank of America on the first day of the preceding month.

                            Costs and Assessments

      Section 4.02. If during the term of this Lease any improvements are made by a public agency which result in the imposition of a general or special assessment against the Premises or the land upon which the Premises are located, Lessee shall pay such accrued costs or assessments as additional rent.

                   ARTICLE 5. TAXES, UTILITIES AND SERVICES

                                    Taxes

      Section 5.01. Lessee agrees to pay to Lessor not less than ten (10) days prior to the delinquency date all taxes, fees and assessments of whatever nature that are levied upon the Premises, or otherwise, including, but not limited to, fees, taxes and assessments levied by any governmental agency or agencies as reflected on statements provided by Lessor.

      The taxes, fees and assessments levied against the Premises during the first and last years of this Lease shall be prorated between Lessor and Lessee for purposes of this Section as of 12:01 a.m., on the date of commencement and termination, respectively, of this Lease.

      Lessee shall pay before delinquency all taxes, assessments, fees and other charges that are levied and assessed against Lessee's personal property installed or located in or on the Premises and that become payable during the term. Upon demand of Lessor, Lessee shall furnish Lessor with satisfactory evidence of these payments.

                                  Utilities

      Section 5.02. Lessee shall pay, in addition to the rents above specified, all gas, electricity, sewer, water, trash disposal and any and all other utility charges levied, taxed or charged against the Premises during the term of this Lease. Lessor shall have no obligation to provide or make available utility services of any nature. Lessor shall not be liable to Lessee for the interruption of utility services.

                     ARTICLE 6. IMPROVEMENTS AND REPAIRS

                               Mechanics' Liens

      Section 6.01. Lessee shall not suffer or permit any mechanic's liens or materialmen's liens to be filed against the Premises nor against Lessee's leasehold interest in the Premises. Lessor shall have the right at all reasonable times to post and keep posted on the Premises such reasonable notices which it deems necessary for protection from such liens. If any such liens are so filed Lessor, at its election, may pay and satisfy the same and, in such event, the sums so paid by Lessor, with interest at the maximum rate an individual is permitted by law to charge per annum from the date of payment, shall be deemed to be an additional lease payment due and payable by Lessee at once without notice or demand.

                      Maintenance and Repairs by Lessee

      Section 6.02. Lessee shall, at its own cost and expense, maintain the Premises so that at all times the Premises and appurtenances thereto shall be in good order, condition and repair. Lessee shall not make alterations, modifications, additions or improvements to the Premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld.

      Should the Premises or any building or improvement thereon be damaged or destroyed during the term of this Lease, Lessee shall, subject to the provisions of this Section, at its own cost, forthwith rebuild, restore and reconstruct the same to substantially the condition in which the same existed immediately prior to such damage or destruction, and all insurance proceeds received by Lessor or Lessee or both of them on account thereof shall be used, in full, to defray such costs.

      All alterations, improvements, or changes to the Premises shall become the property of Lessor and shall remain upon and be surrendered with the Premises at the end of the term of this Lease free and clear of all encumbrances of any kind or nature. At the end of the term of this Lease, Lessor shall have the right to require Lessee to remove all personal property of Lessee. With the written consent of Lessor, Lessee shall have the right to leave its personal property on the Premises. If Lessee's personal property is left on the Premises without the written consent of Lessor the title to such personal property shall automatically transfer to Lessor at the end of the term of this Lease. Lessee hereby agrees to hold Lessor harmless for the retention or disposition of such property.

                             Right of Inspection

      Section 6.03. Lessor or any duly authorized agents of Lessor shall have the right at all reasonable times to inspect the Premises during normal business hours upon giving prior notice to Lessee. Lessee shall not modify, replace, install, or otherwise change in any manner a locking mechanism, security device or the key or combination associated therewith without the prior written consent of Lessor. The provisions of this Section are not in limitation of any other rights of Lessor as provided within this Lease.

                                 Condemnation

      Section 6.04. If title to the entirety of the Premises is taken for any public or quasi-public use under any statute or by right of eminent domain, or other governmental authority of a similar nature, or if so much of the Premises is taken as will render impractical the use of the remainder of the Premises for the use and purpose for which the Premises are leased, this Lease shall terminate on the date that the Premises are so taken. The damages awarded for the taking of the Premises shall belong to Lessor and Lessee shall make no claim for the value of the unexpired term hereof.

      In the event of a partial  taking,  the rental amount  contained  within
Section 4.01 herein shall be reduced in a direct ratio as the value of the portion taken bears to the value of the whole of the area of the Premises; provided however, should the portion so taken render impractical the use of the remainder of the Premises for the contemplated use thereof, then all rents shall cease and this Lease shall be deemed terminated.

      If any part of the Premises shall be so taken and the remaining part of the Premises shall be reasonably suited for Lessee's continued occupancy for the purpose and uses for which the Premises are leased, the Lease shall, as to the part so taken, terminate as of the date that possession of such part is taken, while continuing in effect for the remainder of the Premises.

      A voluntary sale by Lessor to any body having power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking by eminent domain for the purposes of this article.

                   ARTICLE 7. INSURANCE AND INDEMNIFICATION

                Duty of Lessee to Provide Liability Insurance

      Section 7.01. Lessee agrees to, and shall, during the term of this Lease, secure from a good, responsible company or companies doing insurance business in the State of California and maintain during the term of this Lease public liability insurance for the joint and several protection and indemnity of Lessor and Lessee with limits for bodily injury or death of not less than two hundred and fifty thousand dollars ($250,000.00) per person, and one million dollars ($1,000,000.00) per occurrence in case of injury or death to more than on person in the same accident and/or property damage. Lessee further agrees to secure and maintain at its sole expense insurance covering fire and special form, naming Lessor (and Lessor's lender) as additional insured; said insurance shall be maintained at all times during the term of this Lease in an amount equal to 100% of the present day replacement cost of the improvements, and said amount of insurance coverage shall be adjusted on each renewal, or at least every year, whichever occurs first, in keeping with the then current building cost. Lessor and Lessor's lender shall be provided with a certificate of insurance which verifies the required coverage(s). The proceeds of the aforementioned fire and special form insurance shall be used exclusively for restoration of the Premises unless this Lease is terminated, in which case said proceeds shall be the property of and paid to Lessor. Lessee shall further secure and maintain pollution liability insurance in such form and with such limits as may be reasonably required by Lessor or as required by governmental or quasi-governmental rules and/or regulations; such policy shall name Lessor (and Lessor's lender) as an additional insured.

                          Indemnification of Lessor

      Section 7.02. Lessee agrees to hold Lessor harmless from and defend Lessor against any and all claims or liability for any injury or damage to any persons or property whatsoever occurring in, on, or about the Premises which is in any part or in whole caused by the act, negligence or fault of, or omission of, any duty of Lessee, its agents, servants, or employees.

                            Exculpation of Lessor

      Section 7.03. Lessor shall not be liable to Lessee for any injury or damage within the leased Premises which results to any person or the personal properly of Lessee, or any other person, by or from any cause whatsoever, unless caused by the gross negligence or willful misconduct of Lessor.

                              ARTICLE 8. DEFAULT

                           Acts of Default Defined

      Section 8.01. The occurrence of any of the following shall be deemed a default by Lessee:

      (a) Use of the Premises for any use other than as authorized in this Lease.

      (b) Failure to pay the rent herein reserved or any other sums owing when due.

      (c) Failure by Lessee to observe, keep and perform any of the terms, conditions, agreements and provisions contained in this Lease, if such failure is not cured within thirty (30) days after written notice has been provided to Lessee. If the default cannot reasonably be cured within said thirty (30) days, Lessee shall not be in default of this Lease if Lessee commences to cure the default within the thirty (30) day period and diligently and in good faith continues to cure the default.
      (d) The abandonment of the Premises by Lessee without rental payment; the filing of either voluntary or involuntary proceedings by or against Lessee in the bankruptcy court; the making by Lessee of a general assignment for the benefit of creditors; the taking by Lessee of the benefit of any insolvency act or law; the appointment of a permanent receiver or trustee in bankruptcy for Lessee's property; the appointment of a temporary receiver which is not vacated or set aside within ninety (90) days from the date of such appointment.

                    Lessor's Remedies in Event of Default

      Section 8.02. Lessor shall have the following remedies if Lessee commits a default. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law:

      (a) Lessor has the remedy described in California Civil Code Section 1951.4. (Lessor may continue lease in effect after Lessee's breach and abandonment and recover rent as it becomes due, if Lessee has right to sublet or assign, subject only to reasonable limitations). Lessor can continue in effect, as long as Lessor does not terminate Lessee's right to possession, and Lessor shall have the right to collect rent when due. During the period Lessee is in default, Lessor can enter the Premises and relet them, or any part of them, to third parties for Lessee's account. Lessee shall be liable immediately to Lessor for all costs Lessor incurs in reletting the Premises including, without limitation, broker's or Realtor's commissions and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Lessee shall pay to Lessor the rent due under this Lease on the date the rent is due, less the rent Lessor received from any reletting. In no event shall Lessee be entitled to any excess rent received by Lessor. No act by Lessor allowed by this paragraph shall terminate this Lease unless Lessor notifies Lessee that Lessor elects to terminate this Lease. After Lessee's default and for as long as Lessor does not terminate Lessee's right to possession of the Premises, if Lessee obtains Lessor's prior written consent, Lessee shall have the right to assign or sublet its interest in this Lease, but Lessee shall not be released from liability;
Lessor's consent to a proposed assignment or subletting shall not be unreasonably withheld.

      (b) Lessor can terminate Lessee's right to possession of the Premises at any time. No act by Lessor other than giving notice to Lessee shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Lessor's initiative to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession. Upon termination, Lessor has the right to recover from
Lessee:

            (1) The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease;

            (2) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided;

            (3) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided; and

            (4) Any other amount and court costs necessary to compensate Lessor for all detriment proximately caused by Lessee's default.

            "The worth, at the time of award," as used in (1) and (2) of this subsection (b), is to be computed by allowing interest at the maximum rate an individual is permitted by law to charge. "The worth, at the time of award," as used in (3) of this subsection (b), is to be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one (1) percent.

      (c) At any time during this Lease, rent not paid when due shall bear interest at the maximum rate an individual is permitted by law to charge.

      (d) If at any time during this Lease Lessee shall commit a default, Lessor may cure the default at Lessee's cost. If Lessor at any time, by reason of Lessee's default, pays any sums or does any act that requires the payment of any sum, the sum paid by Lessor shall be due immediately from Lessee to Lessor at the time the sum is paid and, if paid at a later date, shall bear interest at the maximum rate an individual is permitted by law to charge from the date the sum is paid by Lessor until Lessor is reimbursed by Lessee. The sum, together with interest on it, shall be additional rent.

                        Delay or Omission Not A Waiver

      Section 8.03. No delay or omission in the exercise of any right or remedy of Lessor on any default by Lessee shall impair such a right or remedy or be construed as a waiver.

      The receipt and acceptance by Lessor of delinquent rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment for the particular rent payment involved.

      No act or conduct other than a notice from Lessor to Lessee shall constitute acceptance of the surrender of the Premises and accomplish a termination of this Lease.

      Lessor's consent to or approval of any act by Lessee requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent to or approval of any subsequent act by Lessee.

      Any waiver by Lessor of any default shall not be a waiver of any other default concerning the same or any other provision of this Lease.

                        ARTICLE 9. GENERAL PROVISIONS

                            Lessee's Certification

      Section 9.01. Lessee shall at any time and from time to time, upon not less than ten (10) days' prior request by Lessor, execute, acknowledge and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and, if so, the dates to which the fixed rent and any other charges have been paid in advance, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser or encumbrancer of the Premises.

                                Subordination

      Section 9.02. This Lease is and shall be subordinate to any encumbrance now of record or recorded after the date of this Lease affecting the Premises. Such subordination is effective without any further act of Lessee. Lessee shall from time to time at the request of Lessor execute and deliver any documents or instruments that may be required by a lender to effectuate any subordination. If Lessee fails to execute and deliver any such documents or instruments, Lessee irrevocably constitutes and appoints Lessor as Lessee's special attorney-in-fact to execute and deliver any such documents or instruments. Notwithstanding the foregoing, with respect to the Right of First Negotiation referenced in Section 9.17, if Lessor's lender requires that this Lease be subordinate to any such encumbrance, Lessor shall provide prior notice to Lessee and Lessee shall provide Lessee's consent to such subordination.

                                  Covenants

      Section 9.03. It is mutually agreed that the letting hereunder is made subject to the terms, covenants and conditions of this Lease and that Lessee covenant as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants, and conditions by Lessee to be kept or performed and that this Lease is made upon the condition of such performance. All provisions, whether covenants or conditions, on part of Lessee shall be deemed to be both covenants and conditions.

                               Time of Essence

      Section 9.04. Time is of the essence in the performance of each of the provisions of this Lease.

                               Attorney's Fees

      Section 9.05. In the event of commencement of suit to enforce the terms and conditions of this Lease, the prevailing party shall be entitled to recover its reasonable attorney's fees and court costs, in addition to such other award as may be made by the Court.

                                   Notices

      Section 9.06. Any notices, demands, or communication under, or in connection with this Lease may be served upon Lessor by personal service, or by mailing the same by registered or certified mail in the United States Post Office, postage prepaid, and directed to Lessor at 400 Redcliff Drive, Redding, California, 96002, and may likewise be served upon Lessee by personal service or by so mailing by registered or certified mail and directed to Lessee at 195 East Auto Center Drive, Fresno, California, 93710. Either Lessor or Lessee may change such address by notifying the other party in writing as to such new address as Lessee or Lessor may desire used and which address shall continue as the address until further written notice.

                                Sole Agreement

      Section 9.07. This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by an agreement in writing signed by all the parties to this Lease or their respective successors in interest.

                                    Agency

      Section 9.08. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any other association other than Lessor and Lessee.

                                Interpretation

      Section 9.09. This Lease shall be construed and interpreted in accordance with the laws of the State of California.

                                 Severability

      Section 9.10. The unenforceability, invalidity or illegality of any provision of this Lease shall not render the other provisions unenforceable, invalid or illegal.

                              Paragraph Headings

      Section 9.11. Paragraph headings are for convenience only and are not to be construed as defining, limiting or modifying the provisions hereof.

                         Binding Nature of Agreement

      Section 9.12. This Lease shall extend to and be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto.

                             Rule of Construction

      Section 9.13. The parties to this Lease agree to waive any and all rights to apply the rule of construction which provides that ambiguities are to be resolved against the drafter of the agreement. The parties agree that ambiguities, if any, are to be resolved in the same manner as would have been the case if this Lease had been jointly conceived and drafted.

                               Triple Net Lease

      Section 9.14. All provisions of this Lease shall be construed to the end that during the Lease, Lessor shall not be required to incur any costs or expenses or make any payments with respect to the Premises except as expressly herein set forth.

                           Reciprocal Access Rights

      Section 9.15. Lessee shall provide unfettered access to Lessor and its lessees and respective agents, assigns, and invitees for purposes of ingress and egress to and upon the common driveway/entryway located at the North and South boundaries of the Premises. Lessee further agrees that the construction, placement or installation of fencing, walls, or other obstruction (including landscaping) in excess of thirty (30) inches in height between the Premises and the adjacent property is prohibited. The Lessee acknowledged and agrees to stand in the place and stead of Lessor with respect to any reciprocal grants of easement respecting the Premises, including, but not limited to, those certain agreements entered into between Lessor and Richard Kellejian and Krausz Enterprises. The parties further agree that in the event Lessee shall exercise its option to purchase the Premises as provided in this Lease, that prior to close of escrow the grant deed shall contain a restriction and/or reciprocal access easement(s) which will be recorded and contain language which is consistent with the subject matter described in this Section. The parties agree to execute such documents and take such steps as are reasonable and necessary in order to further the foregoing. The Lessee acknowledges and agrees that this Lease is subject to all matters of record.

                             Memorandum of Lease

      Section 9.16. This Lease shall not be recorded. Upon the request of either party, the parties agree to execute and record a Memorandum of Lease in the form attached hereto as Exhibit "C".

                     Lessee's Right of First Negotiation

      Section 9.17. If Lessor determines to sell or to relet the premises for a term commencing subsequent to the expiration of this Lease, Lessor shall notify Lessee in writing of the terms upon which Lessor shall be willing to sell or relet. If Lessee, within fifteen (15) days after service of Lessor's notice, indicates in writing Lessee's agreement to purchase or relet the Premises on the terms stated in Lessor's notice or upon such terms which may have been mutually agreed to by the parties Lessor shall sell and convey, or relet, the Premises to Lessee upon those terms. If Lessee does not indicate its agreement within fifteen (15) days, Lessor shall thereafter have the right to sell and convey, or relet, the Premises to a third party whether or not on the same terms as stated in the notice. Lessor shall have no obligation to notify Lessee of any future transaction(s) and the provisions of this Section shall not be applicable to any such transaction(s).

      If Lessee purchases the Premises, this Lease shall terminate on the date of recordation of the deed.

      Lessee's right of first negotiation shall not apply to a transfer between Lessor and a blood relative of Lessor, either outright or in trust, or to a legal entity (i.e., partnership, corporation, trust, or like entity) in which the majority interest is owned by Lessor.

        Lessor's Consent Prior to Relinquishment/Sale of Franchise(s)

      Section 9.18. Lessee acknowledges that an important aspect of Lessor's consideration with regard to entering into this Lease is Lessee's presently holding the franchises for the sale and servicing of new Ford vehicles. Lessee agrees that it will not sell, transfer or relinquish the above-reference franchise without the prior written consent of Lessor, which consent shall not be unreasonably withheld.

                              Option to Purchase

Section 9.19.

      (a) Exercise of Option. Provided Lessee is not in default under this Lease, Lessee shall have an option to purchase the Premises during the option period. The option period shall commence December 1, 1997, and shall expire at the close of business on November 30, 1998. Lessee shall provide written notice to Lessor during the option period of Lessee's exercise of its option to purchase.

      (b) Purchase Price. In the event Lessee shall exercise its option to purchase pursuant to this Section, the purchase price to be paid by Lessee shall be Nine Million One Hundred Thousand Dollars ($9,100,000.00), all cash net to Lessor. Payment of the purchase price by Lessee shall be in cash or by certified or cashier's check to Lessor. The conveyance of the title to Lessee shall be by Grant Deed and in form for recording and shall convey the fee title to the Premises to Lessee, subject to all matters of record.

      (c) Escrow. In the event Lessee shall provide the specified notice of Lessee's option to purchase, Lessee shall, and hereby covenants and agrees to, complete such purchase upon the terms herein indicated. Upon exercise of such option by Lessee, the parties shall, within five (5) business days, open an escrow at Chicago Title Company, 1647 Court Street, Redding, California, for the consummation of the sale transaction. Said escrow shall be on the terms provided in this Section. Lessee shall pay the cost of said escrow, transfer stamps, title insurance and all other expenses, and Lessee shall receive from escrow at the close thereof a standard owner's CLTA policy of title insurance in the sum of the purchase price. The escrow instructions shall provide that escrow shall close within sixty (60) days from opening of escrow.

      (d) Lessor's Right to Sell. Notwithstanding the option granted to Lessee by this Section, Lessor shall have the right at any time to sell the Premises to any person or entity, provided that any such sale shall not invalidate Lessee's rights under this Section. Lessor shall first notify Lessee promptly in writing of the fact, in order that Lessee may exercise his rights pursuant to Section 9.17 herein.

      (e) The sale of the Premises is made on "As-Is" basis, and Lessor makes no warranty, either express or implied, with respect to the property.

                      Continuing Guaranty of Performance

      Section 9.20. In the event of an assignment by Lessee pursuant to the agreement referenced in Section 2.03, Lessee and any/all partners, owners, or shareholders of the assignee agree to execute the Continuing Guaranty of Performance which is attached hereto as Exhibit "B" and incorporated herein by reference.

                                  Execution

      IN WITNESS WEHREOF, the parties hereto have executed this Lease as of the date and the year first hereinabove set forth.

LESSOR:

BR ENTERPRISES

By:   /s/ BR Enterprises
      General Partner



LESSEE:

LITHIA MOTORS, INC.

By:   /s/ B. Gray
      Executive Vice President

                        CONSENT TO ASSIGNMENT OF LEASE

                  155, 165, 175 AND 195 E. AUTO CENTER DRIVE

                              FRESNO, CALIFORNAI

      BR Enterprises, as the Lessor under that certain Lease Agreement dated September 3, 1997, between BR Enterprises (Lessor), and Lithia Motors, Inc., an Oregon corporation (Lessee), hereby consents to the assignment of Lessee's interest to Lithia Real Estate, Inc., a wholly owned subsidiary of Lithia Motors, Inc. Lessor also gives Lithia Real Estate, Inc., the right to sublease the property to any other wholly owned subsidiary of Lithia Motors, Inc., subject to obtaining the prior written consent of Lessor, which will not be unreasonably withheld, and the owner(s), partners or shareholders of said assignee(s) executing a Continuing Guaranty of Performance in the form set forth in Exhibit B.

      The Lessee has also executed a Continuing Guaranty of Performance, which is attached hereto and incorporated herein by reference.

BR ENTERPRISES

/s/ BR Enterprises      11-25-97

LITHIA MOTORS, INC.

/s/ Sidney B. DeBoer    11-18-97

                      CONTINUING GUARANTY OF PERFORMANCE

TO:

      1. For valuable consideration the undersigned, hereinafter designated "Guarantors", unconditionally guarantee and promise to perform for or in favor of BR Enterprises, hereinafter designated "Lessor", or order, on demand, any and all contractual obligations of Lithia Real Estate, Inc., an Oregon corporation, hereinafter designated "Lessee", to Lessor. The words "contractual obligations" as used herein include, but are not limited to, the prompt and complete performance or satisfaction by Lessee of any and all covenants, conditions, warranties, representations, promises and/or undertakings contained in any lease agreement or addendum or modification thereto, or other agreement relating thereto, hereinafter designated the "Agreement", entered into between Lessee and Lessor, now existing or hereafter entered into between Lessee and Lessor, and the payment of all damages, costs, expenses and other losses which by virtue of the Agreement, or any breach or non-performance thereunder, become recoverable by Lessor from Lessee.

      2. This Guaranty shall bind and obligate each of the undersigned, their heirs, successors and assigns, with Lessee, jointly and severally, for the performance of said contractual obligations precisely as of the same had been contracted and was due and owing by them in person. The obligations hereunder are independent of the obligations of Lessee and a separate action or actions may be brought and prosecuted against any one or more Guarantors, whether action is brought against Lessee; Guarantors waive the benefit of any statute of limitations affecting their liability hereunder or the enforcement thereof. Guarantors further waive any action required by any statute, upon notice, against Lessee or Guarantors.

      3. This Guaranty shall not be revocable at any times or times by the undersigned Guarantors, and shall in all respects remain in force and effect as to said contractual obligations.

      4. Lessor may, without notice, assign this Guaranty in whole or in part.

      5. Guarantors waive any right to require Lessor to (a) proceed against Lessee; or (b) pursue any other remedy in Lessor's power whatsoever. Guarantors waive any defense arising by reason of any disability or other defense of Lessee or by reason of the cessation, from any cause whatsoever, of the liability of Lessee. Until all contractual obligations of Lessee shall have been paid in full, Guarantors shall have no right to enforce any remedy which Lessor now has, or may hereafter have, against Lessee, or to participate in or have the benefit of any security now or hereafter held by Lessor. Guarantors waive all demands for performance, notices of non-performance and/or the existence, creation, or incurring of new or additional contractual obligations between Lessor and Lessee.

      6. Guarantors agree to pay a reasonable attorney's fee and all other costs and expenses which may be incurred by Lessor in the enforcement of this Guaranty.

      7. All words used herein in the plural shall be deemed to have been used in the singular and all words used in the masculine shall include the feminine and neuter, where the context and construction so require; upon execution of this Guaranty by more than one Guarantor, the word "Guarantors" shall mean all and any one of them.

      IN WITNESS WHEREOF, the undersigned Guarantors have executed this Guaranty this 18th day of November, 1997.

LITHIA MOTORS, INC.

By:   /s/ Sidney B. DeBoer
      President

(Shareholder of Lithia Real Estate Inc.)

By:   /s/ Sidney B. DeBoer
      President

(Shareholder of Lithia Real Estate Inc.)

By:   __________________________
Its:  __________________________